Nationwide Life Insurance Company • Nationwide VLI Separate Account-2 • Nationwide VLI Separate Account-4 • Nationwide VLI Separate Account-7 • Nationwide Provident VLI Separate Account 1	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account-G

Prospectus supplement dated June 14, 2012 to
BAE Future Corporate FPVUL, BOA COLI Future NWL, BOA FPVUL, BOA Next Generation FPVUL,
BOA Next Generation II FPVUL, ChoiceLife FPVUL, Future Executive VUL, Marathon CVUL,
Nationwide Marathon Performance VUL, Nationwide YourLife Accumulation VUL (NWL & NLAIC),
Nationwide YourLife Protection VUL (NWL & NLAIC), Nationwide YourLife Survivorship VUL (NWL & NLAIC),
Next Generation Corporate FPVUL, Options NLIC, Options Plus NLIC, and Options Premier NLIC prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Effective on or about June 30, 2012, American Century Investment Management, Inc. will no longer be a sub-adviser for the Nationwide Variable Insurance Trust – NVIT Multi-Manager Mid Cap Growth Fund.  Fund assets will be reallocated between the two remaining sub-advisers: Neuberger Berman Management LLC and Wells Capital Management, Inc.